UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2015

WESTERN ASSET

MORTGAGE DEFINED OPPORTUNITY FUND INC. (DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities, consisting primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the six-month reporting period ended June 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

August 3, 2015

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

After a tepid start, the pace of U.S. economic activity improved during the six months ended June 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. However, the economy then gained some traction, as the U.S. Department of Commerce’s initial estimate for second quarter 2015 GDP growth — released after the reporting period ended — was 2.3%. The upturn was driven by an increase in exports, an acceleration in PCE, a deceleration in imports and increased state and local government spending.

Activity in the U.S. manufacturing sector initially moderated and then strengthened during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion).

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By June 2015, unemployment was 5.3%, its lowest level since April 2008.

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that ended on July 29, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2015?

A. Short-term Treasury yields edged lower, whereas long-term Treasury yields increased during the reporting period. When the reporting period began, the yield on the two-year Treasury note was 0.67%. It peaked at 0.75% on June 10, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.64%. The yield on the ten-year Treasury note began the period at 2.17% and its peak of 2.50% occurred on June 10, 2015. The yield on the ten-year Treasury note was as low as 1.68% in late January/early February 2015 and concluded the reporting period at 2.35%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive, albeit small gains, during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexv, declined 0.10% during the six months ended June 30, 2015.

Q. How did the commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”) perform during the reporting period?

A. Both CMBS and RMBS generated modest gains during the six months ended June 30, 2015. Demand was solid overall as investors looked to generate incremental yield in the low interest rate environment. Over the six-month reporting period, CMBS, as measured by the Barclays CMBS Indexvi, gained 0.72%. The overall agency mortgage-backed securities market, as measured by the Barclays U.S. Mortgage-Backed Securities Indexvii, returned 0.31%. Elsewhere, RMBS, as measured by the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexviii, returned 0.67%.

Performance review

For the six months ended June 30, 2015, Western Asset Mortgage Defined Opportunity Fund Inc. returned 5.31% based on its net asset value (“NAV”)ix and 5.00% based on its New York Stock Exchange (“NYSE”)

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index, returned 0.67% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averagex returned 2.46% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $1.07 per share. As of June 30, 2015, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$24.98 (NAV)	5.31	%†
$23.96 (Market Price)	5.00	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Mortgage Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

August 3, 2015

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Mortgage Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays CMBS Index measures the performance of the commercial mortgage-backed securities market.

vii

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

viii

The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2015 and December 31, 2014. This bar graph does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2015

Total Spread Duration
DMO	— 4.50 years
Benchmark	— 4.12 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2015

Total Effective Duration
DMO	— 4.14 years
Benchmark	— 0.05 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2015

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — 99.1%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,259,513	$1,014,558
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,174,525	1,146,901
Adjustable Rate Mortgage Trust, 2005-05 1A1	2.523%	9/25/35	319,068	248,838	(a)(b)
Adjustable Rate Mortgage Trust, 2005-07 2A21	2.641%	10/25/35	1,040,000	954,596	(a)(b)
Adjustable Rate Mortgage Trust, 2005-10 1A21	2.656%	1/25/36	382,786	332,748	(a)(b)
Adjustable Rate Mortgage Trust, 2005-12 5A1	0.437%	3/25/36	416,552	259,371	(a)(b)
AFC Home Equity Loan Trust, 2003-3 1A	0.937%	10/25/30	1,919,949	1,732,808	(a)(c)
American Home Mortgage Assets, 2005-2 2A1A	2.749%	1/25/36	1,491,973	1,017,156	(a)(b)
American Home Mortgage Assets, 2006-4 1A12	0.397%	10/25/46	2,651,768	1,852,777	(a)(b)
American Home Mortgage Investment Trust, 2005-1 6A	2.423%	6/25/45	114,261	112,541	(a)(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.637%	9/25/35	313,032	242,936	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 11A1	0.417%	3/25/47	1,313,319	795,582	(a)(b)
American Home Mortgage Investment Trust, 2007-2 2A	0.987%	3/25/47	13,178,913	1,638,264	(a)
American Home Mortgage Investment Trust, 2007-A 4A	1.081%	7/25/46	2,364,035	859,797	(a)(b)(c)
Ameriquest Mortgage Securities Inc., 2002-4 M3	5.437%	2/25/33	1,950,388	1,643,144	(a)
Ameriquest Mortgage Securities Inc., 2002-D M1	3.935%	2/25/33	2,220,000	1,876,915	(a)
Argent Securities Inc., 2005-W5 A2D	0.507%	1/25/36	4,373,250	3,401,256	(a)
Argent Securities Inc., 2006-M2 A2B	0.297%	9/25/36	3,705,347	1,500,628	(a)
Argent Securities Inc., 2006-M2 A2C	0.337%	9/25/36	2,557,313	1,041,156	(a)
Argent Securities Inc., 2006-M2 A2D	0.427%	9/25/36	674,951	277,798	(a)
Argent Securities Inc., 2006-M3 A2C	0.347%	10/25/36	4,154,434	1,813,062	(a)
Asset-Backed Funding Certificates, 2005-HE1 M2	0.847%	3/25/35	2,730,567	2,180,344	(a)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO	4.913%	10/25/35	6,362,495	899,256	(a)
Banc of America Funding Corp., 2004-B 6A1	2.222%	12/20/34	561,105	398,318	(a)(b)
Banc of America Funding Corp., 2004-C 3A1	2.861%	12/20/34	829,217	772,175	(a)(b)
Banc of America Funding Corp., 2006-D 2A1	2.870%	5/20/36	148,653	110,086	(a)(b)
Banc of America Funding Corp., 2006-D 6A1	5.052%	5/20/36	1,566,184	1,277,153	(a)(b)
Banc of America Funding Corp., 2006-F 1A1	2.702%	7/20/36	725,768	712,943	(a)(b)
Banc of America Funding Corp., 2006-H 3A1	2.828%	9/20/46	159,976	129,393	(a)(b)
Banc of America Funding Corp., 2014-R5 1A2	1.829%	9/26/45	3,750,000	2,277,871	(a)(b)(c)
Banc of America Funding Corp., 2015-R4 4A3	21.172%	1/1/30	6,208,747	3,713,712	(a)(c)
Bayview Financial Acquisition Trust, 2007-A 2A	0.536%	5/28/37	1,653,650	1,290,193	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M1	0.987%	3/25/37	4,036,092	3,550,550	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M2	1.087%	3/25/37	4,913,782	4,201,775	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M3	1.337%	3/25/37	2,226,257	1,788,353	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.687%	3/25/37	480,487	362,384	(a)(c)
BCAP LLC Trust, 2009-RR4 8A2	2.776%	9/26/35	2,438,994	1,946,344	(a)(b)(c)
BCAP LLC Trust, 2010-RR06 4A13	2.793%	9/26/35	2,000,580	1,570,904	(a)(b)(c)

See Notes to Financial Statements.

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	2,154,171	$2,155,974	(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.521%	4/25/35	191,906	184,086	(a)(b)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.424%	4/25/35	376,030	364,761	(a)(b)
Bear Stearns Alt-A Trust, 2005-9 25A1	2.465%	11/25/35	496,257	391,555	(a)(b)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.646%	3/25/36	1,784,317	1,381,099	(a)(b)
Bear Stearns Asset Backed Securities I Trust, 2004-BO1 M9B	4.187%	10/25/34	449,187	424,356	(a)
Bear Stearns Asset-Backed Securities I Trust, 2005-CL1 A1	0.634%	9/25/34	137,848	127,845	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-SD2 1A	3.714%	6/25/43	80,225	79,246	(a)
Bear Stearns Mortgage Funding Trust, 2007-AR5 2A1	0.367%	6/25/37	2,191,370	1,878,228	(a)(b)
Centex Home Equity Loan Trust, 2004-D MV1	0.807%	9/25/34	1,354,017	1,230,208	(a)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	287,013	240,930	(b)
Chaseflex Trust, 2005-2 3A3, IO	5.313%	6/25/35	14,548,099	2,283,040	(a)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.317%	4/25/47	257,911	200,699	(a)(b)(c)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.944%	9/25/37	4,498,052	2,299,548	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2003-HE4 A	0.597%	12/25/33	2,267	2,272	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A	2.634%	9/25/34	176,263	176,052	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2	1.466%	8/25/34	85,524	83,867	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-05	2.027%	8/25/35	288,126	237,422	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.714%	12/25/35	347,681	307,018	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.748%	7/25/36	508,624	332,313	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-06 1A1A	2.212%	3/25/37	501,314	374,281	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	2.234%	8/25/47	527,005	459,102	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2014-6 3A3	3.501%	11/25/35	3,795,004	2,304,706	(a)(b)(c)
Connecticut Avenue Securities, 2013-C01 M2	5.437%	10/25/23	1,260,000	1,371,194	(a)(b)
Connecticut Avenue Securities, 2014-C03 1M2	3.187%	7/25/24	3,750,000	3,485,874	(a)(b)
Countrywide Alternative Loan Trust, 2003-20CB M	5.585%	10/25/33	3,006,962	2,235,081	(a)
Countrywide Alternative Loan Trust, 2005-03CB 1A6, IO	6.963%	3/25/35	682,359	102,332	(a)
Countrywide Alternative Loan Trust, 2005-07CB 1A3, IO	6.413%	4/25/35	1,513,767	96,983	(a)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO	4.813%	6/25/35	3,993,902	481,738	(a)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.305%	5/25/35	409,169	295,755	(a)(b)
Countrywide Alternative Loan Trust, 2005-36 4A1	2.425%	8/25/35	1,023,742	935,277	(a)(b)
Countrywide Alternative Loan Trust, 2005-50CB 1A1	5.500%	11/25/35	562,115	545,112	(b)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.687%	10/25/35	231,014	182,584	(a)(b)
Countrywide Alternative Loan Trust, 2006-39CB 1A7, IO	5.213%	1/25/37	20,495,724	3,396,141	(a)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	2.087%	5/25/36	762,427	606,145	(a)(b)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	163,639	128,514	(b)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.313%	9/25/37	11,097,087	3,074,609	(a)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	506,131	497,865	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2015

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Countrywide Asset-Backed Certificates, 2006-S3 A2	6.085%	6/25/21	53,545	$143,280	(b)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	532,687	521,732	(a)(b)
Countrywide Asset-Backed Certificates, 2006-S9 A3	5.728%	8/25/36	195,902	196,596	(a)(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.517%	7/25/36	1,695,349	1,409,874	(a)(c)
Countrywide Asset-Backed Certificates, 2007-8 M1	0.457%	11/25/37	5,144,577	1,299,687	(a)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1	0.737%	5/25/47	1,096,878	731,594	(a)(c)
Countrywide Home Equity Loan Trust, 2004-B 1A	0.406%	2/15/29	921,029	805,742	(a)(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.446%	6/15/29	7,074	6,848	(a)
Countrywide Home Equity Loan Trust, 2004-L 2A	0.466%	2/15/34	103,149	87,526	(a)(b)
Countrywide Home Equity Loan Trust, 2005-E 2A	0.406%	11/15/35	186,681	162,674	(a)(b)
Countrywide Home Loans, 2004-16 1A3A	0.947%	9/25/34	1,339,849	1,223,566	(a)(b)
Countrywide Home Loans, 2005-11 3A3	2.450%	4/25/35	857,146	636,901	(a)(b)
Countrywide Home Loans, 2005-11 6A1	0.787%	3/25/35	77,967	70,497	(a)(b)
Countrywide Home Loans, 2005-18 A7	19.011%	10/25/35	40,073	53,987	(a)(b)
Countrywide Home Loans, 2005-HYB7 1A1	2.890%	11/20/35	1,059,538	902,732	(a)(b)
Countrywide Home Loans, 2005-HYB9 1A1	2.319%	2/20/36	285,606	244,253	(a)(b)
Countrywide Home Loans, 2005-R2 1AF2	0.527%	6/25/35	1,163,539	924,156	(a)(c)
Countrywide Home Loans, 2006-HYB4 3B	2.665%	6/20/36	1,454,763	1,241,294	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.420%	11/25/34	291,177	252,302	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.507%	3/25/35	178,744	171,961	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.487%	5/25/35	184,663	159,250	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	2.942%	2/20/36	325,245	277,873	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.458%	10/20/35	1,237,959	1,040,424	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.547%	3/25/35	631,566	566,513	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	140,078	158,639	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.437%	3/25/36	666,299	571,717	(a)(b)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	668,889	605,861	(b)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	938,075	908,350	(b)
Credit Suisse Mortgage Capital Certificates, 2009-05R 2A3	2.285%	7/26/49	3,894,872	3,096,065	(a)(b)(c)
Credit Suisse Mortgage Capital Certificates, 2009-15R 2A2	5.534%	10/26/36	4,748,792	3,494,788	(a)(b)(c)

See Notes to Financial Statements.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.737%	3/25/33	2,257,189	$2,164,371	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3	0.625%	9/25/36	4,648,826	943,502	(a)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	2.875%	2/25/36	357,699	292,326	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 2PO, PO	0.000%	4/15/36	76,719	68,704	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS1, IO	8.819%	4/15/36	482,924	129,335	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS2, IO	15.263%	4/15/36	461,543	209,515	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS1, IO	10.752%	4/15/36	109,555	47,650	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS3, IO	7.255%	4/15/36	402,601	133,003	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.508%	3/19/45	1,792,216	1,050,796	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.398%	3/19/45	476,821	430,974	(a)(b)
EMC Mortgage Loan Trust, 2002-AA A1	1.127%	5/25/39	134,018	128,846	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.635%	12/25/42	1,029,589	981,407	(a)(c)
Federal National Mortgage Association (FNMA), 2012-134, IO	5.963%	12/25/42	6,219,309	1,559,454	(a)(d)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.271%	8/25/35	1,449,725	1,273,724	(a)(b)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	200,489	161,947	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.557%	2/25/37	436,591	260,146	(a)(b)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.564%	10/25/35	796,210	702,501	(a)(b)
First Republic Mortgage Loan Trust, 2000-FRB2 A1	0.686%	11/15/30	267,428	241,015	(a)(b)
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	3,553,470	646,561	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.397%	4/25/36	3,996,637	3,204,236	(a)(b)
GS Mortgage Securities Corp. II, 2000-1A A	0.887%	3/20/23	95,815	95,845	(a)(b)(c)
GSAA Home Equity Trust, 2005-11 2A2	0.507%	10/25/35	3,940,070	2,912,346	(a)(b)
GSAA Home Equity Trust, 2005-R1 1A2, IO	4.815%	4/25/35	4,235,220	506,956	(a)(c)
GSAMP Trust, 2004-SEA2 M2	1.437%	3/25/34	3,100,000	2,537,245	(a)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	680,781	710,244	(a)(c)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.338%	6/25/34	273,604	259,016	(a)(c)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.647%	2/25/35	173,009	163,225	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	163,532	174,298	(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	110,100	119,956	(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.537%	1/25/35	328,049	277,560	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	619,768	661,456	(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	110,072	118,541	(c)
GSR Mortgage Loan Trust, 2005-AR4 2A1	2.778%	7/25/35	461,830	422,766	(a)(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2015

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.822%	10/25/35	178,070	$156,482	(a)(b)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.363%	10/25/36	801,730	134,897	(a)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.463%	1/25/37	1,666,526	457,745	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.587%	10/25/46	2,225,175	1,866,950	(a)(c)
HarborView Mortgage Loan Trust, 2005-9 B5	1.187%	6/20/35	2,958,549	2,302,302	(a)
HarborView Mortgage Loan Trust, 2006-02	2.690%	2/25/36	60,892	51,145	(a)(b)
Home Equity Mortgage Trust, 2006-1 A3	0.685%	5/25/36	3,500,000	336,212	(a)
Homestar Mortgage Acceptance Corp., 2004-3 M3	1.787%	7/25/34	683,956	557,173	(a)(b)
Homestar Mortgage Acceptance Corp., 2004-6 M7	2.137%	1/25/35	1,132,859	920,869	(a)(b)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	4.852%	1/25/37	330,418	256,573	(a)(b)
Impac CMB Trust, 2004-8 1A	0.907%	10/25/34	596,506	509,613	(a)(b)
IMPAC Secured Assets Corp., 2007-1 A2	0.347%	3/25/37	726,019	581,938	(a)(b)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.705%	3/25/31	113,585	93,253	(a)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1	2.683%	1/25/36	171,793	158,985	(a)(b)
Indymac INDB Mortgage Loan Trust, 2005-1 A1	0.487%	11/25/35	1,835,354	1,112,232	(a)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.531%	1/25/35	130,117	122,408	(a)(b)
Indymac Index Mortgage Loan Trust, 2004-AR15 1A1	2.910%	2/25/35	197,196	172,994	(a)(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.534%	9/25/35	143,019	122,954	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	2.719%	5/25/36	600,141	492,836	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	4.274%	6/25/36	829,065	774,075	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.872%	6/25/36	599,290	458,273	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.609%	9/25/36	2,610,802	1,559,085	(a)(b)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	2.751%	5/25/37	2,802,683	2,218,887	(a)(b)
Indymac Index Mortgage Loan Trust, 2007-AR07 2A1	2.223%	6/25/37	317,187	252,102	(a)(b)
Irwin Home Equity, 2005-C 1M4	6.750%	4/25/30	608,152	616,638
Jefferies & Co., 2009-R6 6A2	2.681%	10/26/35	2,981,788	2,619,656	(a)(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.640%	9/25/36	1,033,662	703,865	(a)(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,284,106	926,808	(a)(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	2.525%	3/25/37	785,961	618,698	(a)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,406,530	1,265,699	(b)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	193,325	184,806	(b)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	56,780	55,955	(b)
Lehman ABS Corp. Home Equity Loan Trust, 2004-2 A	0.627%	6/25/34	104,678	99,699	(a)
Lehman Mortgage Trust, 2006-3 1A7, IO	5.213%	7/25/36	10,590,853	2,423,833	(a)
Lehman Mortgage Trust, 2006-3 2A1	0.547%	7/25/36	4,187,811	1,414,594	(a)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.953%	7/25/36	4,728,672	1,525,510	(a)
Lehman Mortgage Trust, 2006-7 1A3, IO	5.163%	11/25/36	10,253,410	1,976,663	(a)
Lehman Mortgage Trust, 2006-7 3A2, IO	6.963%	11/25/36	7,852,885	2,787,460	(a)

See Notes to Financial Statements.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Lehman Mortgage Trust, 2007-1 2A3, IO	6.443%	2/25/37	13,021,777	$4,528,206	(a)
Lehman XS Trust, 2005-9N 1A1	0.457%	2/25/36	1,599,186	1,353,784	(a)(b)
Lehman XS Trust, 2006-14N 3A2	0.307%	8/25/36	2,892,721	2,251,405	(a)(b)
Lehman XS Trust, 2006-19 A4	0.357%	12/25/36	1,262,034	871,973	(a)(b)
Lehman XS Trust, 2007-4N 1A2A	0.347%	3/25/47	4,439,757	3,610,539	(a)(b)
Lehman XS Trust, 2007-8H A1	0.317%	6/25/37	81,325	71,893	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	2.567%	10/25/34	211,185	206,721	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.397%	4/25/46	399,714	303,767	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	2.648%	2/25/36	108,836	107,229	(a)(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	1,968,883
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	938,265	946,932	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	250,208	262,817	(c)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	103,370	108,726	(c)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	15,532	16,298	(c)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.699%	5/25/36	1,875,800	1,773,158	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2005-1 2A2	2.130%	4/25/35	138,072	134,550	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.460%	2/25/35	470,680	474,311	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	2.731%	3/25/36	1,002,130	679,048	(a)(b)
Morgan Stanley Capital Inc., 2003-NC10 M2	2.887%	10/25/33	523,775	489,150	(a)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.759%	8/25/34	510,820	506,879	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1	2.406%	9/25/34	602,008	292,794	(a)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	4.940%	9/25/35	3,669,516	2,786,223	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.404%	2/25/36	5,703,458	548,653	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.447%	3/25/36	1,759,829	1,360,432	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.257%	6/25/36	336,011	175,179	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3	0.417%	2/25/37	1,557,384	919,755	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.859%	11/25/37	1,500,319	1,137,601	(a)(b)
Morgan Stanley Reremic Trust, 2015-R2 1B	0.838%	12/26/46	1,145,836	514,915	(a)(c)
New Century Home Equity Loan Trust, 2004-3 M3	1.252%	11/25/34	915,843	774,074	(a)
Nomura Asset Acceptance Corp., 2004-R3 B2	6.766%	2/25/35	344,256	3	(c)(e)
Nomura Resecuritization Trust, 2014-5R 1A9	12.542%	6/26/35	1,860,371	1,831,349	(a)(b)(c)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	5.626%	9/25/34	1,442,820	1,303,719
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	3,317,505	3,251,035	(b)(c)
Provident Bank Home Equity Loan Trust, 2000-2 A1	0.727%	8/25/31	1,463,665	1,122,354	(a)
RAAC Series, 2006-RP3 A	0.455%	5/25/36	671,729	611,715	(a)(c)
RAAC Series, 2007-RP2 A	0.887%	2/25/46	1,058,666	992,502	(a)(c)
Renaissance Home Equity Loan Trust, 2004-3 M1	5.157%	11/25/34	1,068,399	991,516
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	640,000	464,872

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2015

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.427%	8/25/36	1,451,859	$761,764	(a)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	3,207,185	1,800,655
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,646,107	1,449,741
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	456,003	241,231
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,961,305	1,132,973
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,299,109	1,803,524
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,718,288	1,139,233
Residential Accredit Loans Inc., 2005-QA3 CB4	3.308%	3/25/35	2,957,702	2,001,429	(a)(b)
Residential Accredit Loans Inc., 2006-QA01 A11	3.241%	1/25/36	858,916	677,515	(a)(b)
Residential Accredit Loans Inc., 2006-QA01 A31	4.317%	1/25/36	2,028,930	1,586,877	(a)(b)
Residential Accredit Loans Inc., 2006-QA04 A	0.367%	5/25/36	551,313	450,685	(a)(b)
Residential Accredit Loans Inc., 2006-QA10 A2	0.367%	12/25/36	1,024,997	800,459	(a)(b)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.457%	2/25/46	3,888,665	2,447,915	(a)(b)
Residential Accredit Loans Inc., 2006-QO2 A2	0.457%	2/25/46	5,043,244	2,431,994	(a)(b)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	6.973%	9/25/36	1,113,362	275,938	(a)
Residential Accredit Loans Inc., 2007-QA2 A1	0.317%	2/25/37	547,568	475,110	(a)(b)
Residential Asset Mortgage Products Inc., 2002-RS4 AII	0.827%	8/25/32	282,930	264,844	(a)
Residential Asset Mortgage Products Inc., 2004-RZ4 M7	2.687%	12/25/34	275,812	241,029	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	976,160	1,021,913
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	124,227	114,322
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	325,025	323,772
Residential Asset Securities Corp., 2003-KS9 A2B	0.825%	11/25/33	1,089,145	922,533	(a)
Residential Asset Securitization Trust, 2005-A13 1A3	0.657%	10/25/35	247,133	193,274	(a)(b)
Residential Asset Securitization Trust, 2005-A7 A2, IO	7.063%	6/25/35	3,197,141	626,346	(a)
Residential Asset Securitization Trust, 2006-A1 1A6	0.687%	4/25/36	2,460,142	1,533,217	(a)(b)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.313%	4/25/36	5,098,740	989,000	(a)
Residential Asset Securitization Trust, 2007-A1 A6, IO	6.869%	3/25/37	5,970,088	1,730,233	(a)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	441,646	369,885	(b)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.784%	8/25/35	2,016,493	1,601,980	(a)(b)
Residential Funding Mortgage Securities I, 2006-S8 A12, IO	5.213%	9/25/36	9,198,231	1,435,720	(a)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.813%	8/25/36	523,519	469,452	(a)(b)
Residential Funding Mortgage Securities I, 2007-S6 1A13, IO	5.313%	6/25/37	4,598,686	712,757	(a)
Residential Funding Mortgage Securities II, 2005-HI2 M7	5.810%	5/25/35	482,316	484,806	(b)
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	38,926	38,983	(a)(b)
Saxon Asset Securities Trust, 2007-3 2A1	0.407%	9/25/47	707,141	691,956	(a)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	10.937%	3/25/25	4,320,000	5,109,307	(a)
Structured ARM Loan Trust, 2004-07 A3	0.922%	6/25/34	197,806	186,128	(a)(b)
Structured ARM Loan Trust, 2004-18 1A2	2.599%	12/25/34	687,820	657,384	(a)(b)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Structured ARM Loan Trust, 2005-04 1A1	2.441%	3/25/35	311,165	$280,687	(a)(b)
Structured ARM Loan Trust, 2005-04 5A	2.599%	3/25/35	261,820	239,967	(a)(b)
Structured ARM Loan Trust, 2005-07 1A3	2.494%	4/25/35	165,579	157,761	(a)(b)
Structured ARM Loan Trust, 2005-12 3A1	2.444%	6/25/35	192,440	180,413	(a)(b)
Structured ARM Loan Trust, 2005-20 4A2	5.322%	10/25/35	435,362	16,506	(a)
Structured ARM Loan Trust, 2006-4 4A1	4.503%	5/25/36	434,885	341,912	(a)(b)
Structured ARM Loan Trust, 2006-8 3A5	4.362%	9/25/36	2,240,098	1,780,432	(a)(b)
Structured ARM Loan Trust, 2007-5 2A2	2.600%	6/25/37	1,094,436	655,245	(a)(b)
Structured Asset Investment Loan Trust, 2004-8 M7	2.962%	9/25/34	80,192	71,899	(a)
Structured Asset Investment Loan Trust, 2004-8 M9	3.937%	9/25/34	318,981	111,403	(a)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.407%	5/25/46	766,937	439,721	(a)(b)
Structured Asset Securities Corp., 2004-20 5A1	6.250%	11/25/34	251,235	259,282	(b)
Structured Asset Securities Corp., 2005-4XS 3M3	5.066%	3/25/35	658,010	18,265	(e)
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	259,341	257,415	(b)
Structured Asset Securities Corp., 2005-RF1 A	0.537%	3/25/35	94,197	78,870	(a)(b)(c)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,318,328	1,323,990	(c)
Structured Asset Securities Corp., 2006-RF4 2A2	6.000%	10/25/36	2,157,431	875,974	(c)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.436%	3/16/30	980,122	842,806	(a)(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.515%	10/20/35	77,900	71,006	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.737%	7/25/44	109,686	102,960	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.562%	11/25/35	141,362	232,770	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.087%	11/25/35	256,555	186,719	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR18 2A1	2.430%	1/25/36	806,170	719,770	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.287%	12/25/36	673,931	452,956	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR15 2A1B	2.187%	11/25/46	778,672	385,129	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	2.021%	12/25/36	443,176	391,639	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR18 1A1	1.797%	1/25/37	53,361	45,697	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.411%	3/25/37	180,234	171,187	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.428%	7/25/37	187,994	153,019	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	2.289%	7/25/37	325,822	292,713	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	1.937%	3/25/47	2,206,558	1,780,119	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.677%	10/25/45	477,438	405,790	(a)(b)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.273%	3/25/37	7,029,071	1,146,459	(a)(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR2 2A2	2.616%	3/25/35	169,771	173,171	(a)(b)
Total Residential Mortgage-Backed Securities (Cost — $235,230,491)				257,928,910

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2015

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†/ Units		Value
Asset-Backed Securities — 16.8%
Access Group Inc., 2004-A B1	1.655%	7/1/39	1,400,000		$1,190,000	(a)
American Money Management CDO Corp., 2015-16A E	5.874%	4/14/27	2,500,000		2,327,750	(a)(c)
Bombardier Capital Mortgage Securitization Corp Trust, 1999-A A4	6.475%	3/15/29	2,809,725		3,136,371	(a)
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-B A	6.530%	10/15/28	946,666		990,197	(a)
Bombardier Capital Mortgage Securitization Corp. Trust, 1999-A A3	5.980%	3/15/29	524,710		578,078	(a)
Carlyle Global Market Strategies, 2015-2A D	5.574%	4/27/27	1,250,000		1,168,500	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.328%	10/25/36	500,000		538,032	(c)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	520,707		475,283	(c)
GoldenTree Loan Opportunities Ltd.	5.484%	7/20/27	1,250,000		1,181,250	(a)(c)(f)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	1,219,263		1,232,175	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.549%	6/19/29	525,000		456,750	(a)(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.687%	2/20/30	775,000		674,250	(a)(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.185%	8/21/31	25,000		23,718	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	500,000		462,607	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.686%	3/13/32	750,000		685,306	(a)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,089,000	EUR	1,244,423	(c)(f)
Neuberger Berman CLO Ltd., 2015-19A D	5.538%	7/15/27	2,000,000		1,865,200	(a)(c)
Newcastle Mortgage Securities Trust, 2006-1 M4	0.637%	3/25/36	4,000,000		2,662,320	(a)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,158,064		2,869,767
Origen Manufactured Housing Contract Trust, 2006-A A2	2.300%	10/15/37	2,268,971		2,079,323	(a)(b)
Origen Manufactured Housing Contract Trust, 2007-A A2	0.174%	4/15/37	2,359,103		2,148,900	(a)(b)
Park Place Securities Inc., 2004-WHQ2 M5	1.912%	2/25/35	3,070,364		2,200,551	(a)
SMB Private Education Loan Trust, 2014-A C	4.500%	9/15/45	2,880,000		2,482,272	(c)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875		3,093,750	(c)(f)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/24	700		3,088,235	(c)(e)
Treman Park CLO LLC, 2015-1A E	6.461%	4/20/27	2,800,000		2,800,840	(a)(c)
Voya CLO Ltd., 2015-1A D	5.875%	4/18/27	2,000,000		1,914,000	(a)(c)
Total Asset-Backed Securities (Cost — $41,652,752)					43,569,848

			Face Amount†
Commercial Mortgage-Backed Securities — 24.1%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.793%	4/10/49	3,000,000		3,023,560	(a)(d)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.665%	12/15/19	1,500,000		1,500,000	(a)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Mortgage-Backed Securities — continued
BLCP Hotel Trust, 2014-CLMZ M	5.914%	8/15/29	1,500,000		$1,498,174	(a)(c)
Carefree Portfolio Trust, 2014-CMZB MZB	7.908%	11/15/29	4,000,000		4,029,496	(a)(c)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	900,000		761,909	(a)
Citigroup Commercial Mortgage Trust, 2015-GC29 E	4.295%	4/10/48	2,950,000		2,082,200	(a)(c)
Citigroup Commercial Mortgage Trust, 2015-GC29 F	4.295%	4/10/48	1,410,000		788,550	(a)(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,550,000		1,562,139	(d)
Commercial Mortgage Trust, 2013-CR09 E	4.400%	7/10/45	3,500,000		2,782,915	(a)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.254%	10/10/46	110,000		96,323	(a)(c)
Commercial Mortgage Trust, 2013-CR13 E	4.913%	12/10/23	222,000		190,447	(a)(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	411,000		401,738
Credit Suisse European Mortgage Capital Trust, 2014-1MGN B	7.165%	7/20/22	1,492,484	EUR	1,663,895	(a)(c)(f)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,620,000		1,401,306	(c)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/1/28	4,000,000		3,970,000	(c)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,600,000		1,684,475	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.798%	6/25/20	818,785		51,383	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.783%	9/25/41	10,200,000		1,166,192	(a)(b)
FREMF Mortgage Trust, 2014-KF04 B	2.535%	6/25/21	1,650,013		1,653,164	(a)(c)
FREMF Mortgage Trust, 2014-KF05 B	4.187%	9/25/22	2,123,293		2,128,331	(a)(c)
GE Business Loan Trust, 2005-1A D	2.906%	6/15/33	1,059,722		996,448	(a)(c)
GE Business Loan Trust, 2006-1A C	0.606%	5/15/34	294,867		266,391	(a)(c)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	2,000,000		1,971,441	(a)(d)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.614%	8/10/43	13,883,258		836,001	(a)(b)(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	190,000		193,122
GS Mortgage Securities Trust, 2013-GC14 F	4.930%	8/10/46	160,000		135,896	(a)(c)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.411%	11/15/16	1,750,000		1,756,400	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	380,000		384,129
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.100%	4/15/45	940,000		940,257	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	2,290,000		1,977,346
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000		358,667	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	660,000		655,150	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.411%	10/15/19	1,900,000		1,907,668	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	412,000		402,822	(a)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2015

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Mortgage-Backed Securities — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,422,000	$1,388,192	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	400,000	391,027	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21 E	3.012%	3/15/48	750,000	455,625	(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	1,290,000	1,304,101	(d)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	3,000,000	2,906,827	(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.889%	5/10/63	3,130,000	2,115,113	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.889%	5/10/63	5,510,000	2,041,152	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	130,000	101,600	(c)
WF-RBS Commercial Mortgage Trust, 2011-C4 F	5.000%	6/15/44	3,870,000	3,640,494	(a)(c)
WF-RBS Commercial Mortgage Trust, 2012-C9 E	4.963%	11/15/45	3,500,000	3,156,345	(a)(c)
Total Commercial Mortgage-Backed Securities (Cost — $62,404,295)				62,718,411
Corporate Bonds & Notes — 4.5%
Consumer Discretionary — 1.2%
Household Durables — 1.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	3,000,000	3,255,000	(d)
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	564,812	(b)(c)
Industrials — 0.5%
Airlines — 0.5%
Air 2 US, Notes	8.027%	10/1/19	102,470	109,643	(b)(c)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	1,105,513	1,149,733	(b)(c)
Total Industrials				1,259,376
Materials — 1.6%
Metals & Mining — 1.6%
Evraz Group SA, Senior Notes	6.750%	4/27/18	2,800,000	2,704,744	(c)(d)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	1,350,000	1,380,469	(d)(g)
Total Materials				4,085,213
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,650,000	2,669,875	(d)(g)
Total Corporate Bonds & Notes (Cost — $11,905,043)				11,834,276
Total Investments before Short-Term Investments (Cost — $351,192,581)				376,051,445

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.0%
Repurchase Agreements — 1.0%
State Street Bank & Trust Co. repurchase agreement dated 6/30/15; Proceeds at maturity — $2,500,000; (Fully collateralized by U.S. government obligations, 1.625% due 7/31/19; Market value — $2,550,404) (Cost — $2,500,000)	0.000%	7/1/15	2,500,000	$2,500,000
Total Investments — 145.5% (Cost — $353,692,581#)				378,551,445
Liabilities in Excess of Other Assets — (45.5)%				(118,348,089)
Total Net Assets — 100.0%				$260,203,356
†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CLO	— Collateral Loan Obligation
EUR	— Euro
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2015

Assets:
Investments in securities, at value (Cost — $353,692,581)	$378,551,445
Foreign currency, at value (Cost — $5,481)	4,475
Cash	149,778
Interest receivable	1,732,191
Principal paydown receivable	427,975
Deposits with brokers for open reverse repurchase agreements (Note 3)	225,000
Deposits with brokers for open futures contracts	82,015
Receivable for securities sold	50,000
Foreign currency collateral for open futures contracts, at value (Cost — $43,427)	43,887
Unrealized appreciation on forward foreign currency contracts	33,237
Receivable from broker — variation margin on open futures contracts	16,861
Deposits with brokers for centrally cleared swap contracts	27
Prepaid expenses	15,092
Total Assets	381,331,983

Liabilities:
Loan payable (Note 6)	102,000,000
Payable for open reverse repurchase agreements (Note 3)	16,580,180
Payable for securities purchased	1,865,134
Investment management fee payable	313,255
Interest payable (Notes 3 and 6)	165,805
Directors’ fees payable	8,836
Unrealized depreciation on forward foreign currency contracts	2,459
Accrued expenses	192,958
Total Liabilities	121,128,627
Total Net Assets	$260,203,356

Net Assets:
Par value ($0.001 par value; 10,416,161 shares issued and outstanding; 100,000,000 shares authorized)	$10,416
Paid-in capital in excess of par value	197,272,448
Undistributed net investment income	7,443,507
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	30,560,761
Net unrealized appreciation on investments, futures contracts and foreign currencies	24,916,224
Total Net Assets	$260,203,356

Shares Outstanding	10,416,161

Net Asset Value	$24.98

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2015

Investment Income:
Interest	$15,114,790

Expenses:
Investment management fee (Note 2)	1,896,484
Interest expense (Notes 3 and 6)	638,252
Audit and tax fees	110,165
Directors’ fees	20,364
Transfer agent fees	15,054
Excise tax (Note 1)	15,000
Shareholder reports	13,997
Fund accounting fees	13,388
Stock exchange listing fees	10,524
Legal fees	10,498
Commitment fees (Note 6)	9,563
Insurance	2,699
Custody fees	2,481
Miscellaneous expenses	4,978
Total Expenses	2,763,447
Net Investment Income	12,351,343

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	6,648,732
Futures contracts	10,489
Swap contracts	1,429
Foreign currency transactions	265,275
Net Realized Gain	6,925,925
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	(5,713,454)
Futures contracts	40,816
Foreign currencies	(14,578)
Change in Net Unrealized Appreciation (Depreciation)	(5,687,216)
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	1,238,709
Increase in Net Assets from Operations	$13,590,052

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	2015	2014

Operations:
Net investment income	$12,351,343	$19,476,418
Net realized gain	6,925,925	20,488,358
Change in net unrealized appreciation (depreciation)	(5,687,216)	2,233,335
Increase in Net Assets from Operations	13,590,052	42,198,111

Distributions to Shareholders From (Note 1):
Net investment income	(11,142,496)	(18,219,657)
Net realized gains	—	(13,908,612)
Decrease in Net Assets from Distributions to Shareholders	(11,142,496)	(32,128,269)

Fund Share Transactions:
Reinvestment of distributions (5,523 and 0 shares issued, respectively)	134,610	—
Increase in Net Assets from Fund Share Transactions	134,610	—
Increase in Net Assets	2,582,166	10,069,842

Net Assets:
Beginning of period	257,621,190	247,551,348
End of period*	$260,203,356	$257,621,190
*Includes undistributed net investment income of:	$7,443,507	$6,234,660

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$13,590,052
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(47,339,181)
Sales of portfolio securities	76,813,004
Net purchases, sales and maturities of short-term investments	(1,757,000)
Net amortization of premium (accretion of discount)	(2,399,066)
Decrease in receivable for securities sold	7,783
Increase in interest receivable	(80,986)
Increase in receivable from broker — variation margin on open futures contracts	(16,861)
Increase in prepaid expenses	(8,027)
Increase in principal paydown receivable	(395,457)
Increase in deposits with brokers for open futures contracts	(47,009)
Increase in foreign currency collateral for open futures contracts	(43,887)
Decrease in deposits with brokers for open reverse repurchase agreements	250,000
Increase in deposits with brokers for centrally cleared swap contracts	(27)
Increase in payable for securities purchased	35,609
Decrease in investment management fee payable	(29,743)
Increase in Directors’ fees payable	3,082
Decrease in interest payable	(36,824)
Decrease in accrued expenses	(617,831)
Decrease in payable to broker — variation margin on open futures contracts	(4,625)
Net realized gain on investments	(6,648,732)
Change in unrealized appreciation of investments and forward foreign currency transactions	5,727,855
Net Cash Provided by Operating Activities*	37,002,129

Cash Flows from Financing Activities:
Distributions paid on common stock	(23,668,262)
Decrease in loan payable	(14,700,000)
Decrease in payable for reverse repurchase agreements	(1,097,243)
Net Cash Used in Financing Activities	(39,465,505)
Net Decrease in Cash	(2,463,376)
Cash at Beginning of Period	2,617,629
Cash at End of Period	$154,253

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$134,610

*	Included in operating expenses is cash of $681,228 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2015[1,2]	2014[1]	2013[1]	2012	2011	2010[3]

Net asset value, beginning of period	$24.75	$23.78	$23.88	$19.01	$21.98	$19.06 [4]

Income (loss) from operations:
Net investment income	1.19	1.87	1.44	1.68	2.21	1.77
Net realized and unrealized gain (loss)	0.11	2.19	2.16	6.07	(3.26)	2.27
Total income (loss) from operations	1.30	4.06	3.60	7.75	(1.05)	4.04

Less distributions from:
Net investment income	(1.07) [5]	(1.75)	(1.62)	(1.80)	(1.92)	(1.12)
Net realized gains	—	(1.34)	(2.08)	(1.08)	—	—
Total distributions	(1.07)	(3.09)	(3.70)	(2.88)	(1.92)	(1.12)

Net asset value, end of period	$24.98	$24.75	$23.78	$23.88	$19.01	$21.98

Market price, end of period	$23.96	$23.84	$23.18	$24.21	$19.61	$21.60
Total return, based on NAV[6,7]	5.31%	17.55%	15.65%	42.32%	(5.07)%	21.81%
Total return, based on Market Price[8]	5.00%	16.76%	12.14%	40.09%	(0.35)%	14.08%

Net assets, end of period (000s)	$260,203	$257,621	$247,551	$248,407	$197,289	$227,834

Ratios to average net assets:
Gross expenses	2.14%[9]	2.36%	2.33%	1.89%[10]	2.24%[10]	2.04%[9,10]
Net expenses	2.14 [9]	2.36	2.33	1.89 [10]	2.24 [10]	2.04 [9,10]
Net investment income	9.58 [9]	7.39	5.83	7.53	10.29	10.27 [9]

Portfolio turnover rate	12%	35%	32%	46%	13%	18%

Supplemental data:
Loan Outstanding, End of Period (000s)	$102,000	$116,700	$116,700	$30,000	—	—
Asset Coverage Ratio for Loan Outstanding[11]	355%	321%	312%	927%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,551	$3,208 [12]	$3,121 [12]	$9,280 [12]	—	—
Weighted Average Loan (000s)	$107,980	$116,700	$112,256	$32,720	—	—
Weighted Average Interest Rate on Loan	1.04%	1.02%	1.04%	1.08%	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	For the period February 24, 2010 (commencement of operations) to December 31, 2010.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

[7]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Does not include expenses of PPIP Limited Partnership in which the Fund invested.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[12]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Notes to financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Residential mortgage-backed securities	—	$257,928,910	—	$257,928,910
Asset-backed securities	—	33,831,190	$9,738,658	43,569,848
Commercial mortgage-backed securities	—	57,084,516	5,633,895	62,718,411
Corporate bonds & notes:
Industrials	—	—	1,259,376	1,259,376
Other corporate bonds & notes	—	10,574,900	—	10,574,900
Total long-term investments	—	$359,419,516	$16,631,929	$376,051,445
Short-term investments†	—	2,500,000	—	2,500,000
Total investments	—	$361,919,516	$16,631,929	$378,551,445
Other financial instruments:
Futures contracts	$28,575	—	—	$28,575
Forward foreign currency contracts	—	$33,237	—	33,237
Total other financial instruments	$28,575	$33,237	—	$61,812
Total	$28,575	$361,952,753	$16,631,929	$378,613,257

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,384	—	—	$1,384
Forward foreign currency contracts	—	$2,459	—	2,459
Total	$1,384	$2,459	—	$3,843

†	See Schedule of Investments for additional detailed categorizations.

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage-Backed Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Corporate Bonds & Notes	Total
				Industrials
Balance as of December 31, 2014	$2,007,750	—	$5,499,482	—	$7,507,232
Accrued premiums/discounts	44,316	$10	110,498	—	154,824
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	225,805	(10)	46,285	—	272,080
Purchases	—	1,181,250	3,970,000	—	5,151,250
Sales	—	—	—	—	—
Transfers into Level 3[2]	—	8,557,408	1,663,895	$1,259,376	11,480,679
Transfers out of Level 3[3]	(2,277,871)	—	(5,656,265)	—	(7,934,136)
Balance as of June 30, 2015	—	$9,738,658	$5,633,895	$1,259,376	$16,631,929
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2015[1]	—	$(10)	$(6,133)	—	$(6,143)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed,

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(h) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and/or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,459. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than quarterly and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2015 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily managed assets that the subadviser allocates to Western Asset Limited to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,339,181
Sales	76,813,004

At June 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,969,817
Gross unrealized depreciation	(5,110,953)
Net unrealized appreciation	$24,858,864

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$14,543,436	1.117%	$24,901,930

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.650% to 1.776% during the six months ended June 30, 2015. Interest expense incurred on reverse repurchase agreements totaled $80,565.

At June 30, 2015, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Capital Inc.	1.776%	4/20/15	7/20/15	$1,891,272	Commercial mortgage-backed securities	$2,692,293
Barclays Capital Inc.	1.027%	4/21/15	7/21/15	1,518,258	Residential mortgage-backed securities	2,206,015
Barclays Capital Inc.	1.000%	6/23/15	7/23/15	2,400,000	Corporate bonds & notes	3,255,000
Credit Suisse	0.750%	6/26/13	TBD**	1,990,450	Corporate bonds & notes Cash	2,367,625 106,427
Credit Suisse	0.850%	6/23/14	TBD**	2,217,600	Corporate bonds & notes Cash	2,704,744 118,573
Deutsche Bank AG	0.750%	3/10/14	TBD**	1,101,600	Corporate bonds & notes	1,380,469
Deutsche Bank AG	1.734%	6/4/15	7/6/15	4,365,000	Commercial mortgage-backed securities	4,995,001
Deutsche Bank AG	1.736%	6/15/15	7/15/15	1,096,000	Commercial mortgage-backed securities	1,562,139
				$16,580,180		$21,388,286

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

At June 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Euro-Bund	5	9/15	$862,059	$847,285	$14,774
U.S. Treasury 5-Year Notes	10	9/15	1,191,194	1,192,578	(1,384)
U.S. Treasury 10-Year Notes	54	9/15	6,827,082	6,813,281	13,801
Net unrealized appreciation on open futures contracts					$27,191

At June 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	90,000	USD	102,852	Citibank, N.A.	8/13/15	$(2,459)
USD	2,964,766	EUR	2,628,059	Citibank, N.A.	8/13/15	33,237
Total						$30,778

Abbreviations used in this table:
EUR — Euro
USD — United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$28,575	—	$28,575
Forward foreign currency contracts	—	$33,237	33,237
Total	$28,575	$33,237	$61,812

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$1,384	—	$1,384
Forward foreign currency contracts	—	$2,459	2,459
Total	$1,384	$2,459	$3,843

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$10,489	—	—	$10,489
Swap contracts	—	—	$1,429	1,429
Forward foreign currency contracts[1]	—	$215,455	—	215,455
Total	$10,489	$215,455	$1,429	$227,373

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$40,816	—	$40,816
Forward foreign currency contracts[1]	—	$(14,401)	(14,401)
Total	$40,816	$(14,401)	$26,415

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$5,647,912
Forward foreign currency contracts (to buy)	28,477
Forward foreign currency contracts (to sell)	2,676,120

Average Notional Balance
Credit default swap contracts (to sell protection)†	$28,571

†	At June 30, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$16,861	—	$16,861
Forward foreign currency contracts	33,237	—	33,237
Total	$50,098	—	$50,098

36	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$2,459	—	$2,459

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to June 30, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/24/2015	7/31/2015	$0.2100
8/21/2015	8/28/2015	$0.2100
9/18/2015	9/25/2015	$0.5480	*
10/23/2015	10/30/2015	$0.2100
11/20/2015	11/27/2015	$0.2100

*	Distribution comprised of $0.2100 from income, $0.0229 from short-term capital gains and $0.3151 from long-term capital gains.

6. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $127,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2015 was $557,687. For the six months ended June 30, 2015, the Fund incurred commitment fees in the amount of $9,563. At June 30, 2015, the Fund had $102,000,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2015, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $107,980,011 and the weighted average interest rate was 1.04%.

Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions that are accounted for as secured borrowings.

38	Western Asset Mortgage Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. was held on April 24, 2015, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	6,900,202	2,416,545
Leslie H. Gelb	6,897,389	2,419,358
William R. Hutchinson	6,922,396	2,394,351
Kenneth D. Fuller*	9,211,950	104,797

At June 30, 2015, in addition to Robert D. Agdern, Leslie H. Gelb, William R. Hutchinson and Kenneth D. Fuller*, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

*	Effective July 31, 2015, Kenneth D. Fuller resigned as Chairman and a Director, Chief Executive Officer and President of the Fund. Effective August 1, 2015, Jane Trust was appointed to the position of Director, Chairman, President and Chief Executive Officer.

Western Asset Mortgage Defined Opportunity Fund Inc.	39

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

40	Western Asset Mortgage Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Mortgage Defined Opportunity Fund Inc.	41

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became Chairman, President and Chief Executive Officer.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eight Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012835 8/15 SR15-2570

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 24, 2015